Putnam
Multi-Asset Income
Fund

Summary prospectus

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FUND SYMBOLS	CLASS A	CLASS C	CLASS P	CLASS R	CLASS R5	CLASS R6	CLASS Y
	PMIAX	PMICX	—	PMIRX	PMILX	PMIVX	PMIYX

Putnam Multi-Asset Income Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 12/30/23, are incorporated by reference into this summary prospectus.

Goal

Putnam Multi-Asset Income Fund seeks total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along with long-term capital appreciation.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 21 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class C	NONE	1.00%**
Class P	NONE	NONE
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE
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Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.47%	0.25%	0.51%=	1.23%	(0.40)%	0.83%
Class C	0.47%	1.00%	0.51%=	1.98%	(0.40)%	1.58%
Class P	0.47%	N/A	0.34%	0.81%	(0.40)%	0.41%
Class R	0.47%	0.50%	0.51%=	1.48%	(0.40)%	1.08%
Class R5	0.47%	N/A	0.48%=	0.95%	(0.40)%	0.55%
Class R6	0.47%	N/A	0.38%=	0.85%	(0.40)%	0.45%
Class Y	0.47%	N/A	0.51%=	0.98%	(0.40)%	0.58%
*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is eliminated after one year.
=	Restated to reflect current fees.
#	Reflects Putnam Investment Management, LLC’s contractual obligation through December 30, 2024 to waive fees and/or reimburse expenses of the fund to the extent that the total annual fund operating expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.40% of the fund’s average net assets. Also reflects Putnam Investment Management, LLC’s contractual obligation through December 30, 2024 to waive fees and/or reimburse expenses of the fund to the extent necessary to limit the cumulative expenses of the fund (excluding payments under the fund’s management contract, payments under the fund’s distribution plans, brokerage, interest, taxes, investor servicing fees, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) to an annual (measured on a fiscal year basis) rate of 0.20% of the fund’s average net assets. These obligations may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$481	$737	$1,012	$1,795
Class C	$261	$583	$1,031	$2,080
Class C (no redemption)	$161	$583	$1,031	$2,080
Class P	$42	$219	$410	$964
Class R	$110	$429	$770	$1,734
Class R5	$56	$263	$486	$1,130
Class R6	$46	$231	$432	$1,012
Class Y	$59	$272	$503	$1,165
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Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 109%.

Investments, risks, and performance

Investments

We invest mainly in fixed-income investments, including U.S. and foreign (including emerging market) government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. We also invest, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign (including emerging market) companies of any size.

The fund has a strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative models and techniques, we adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	27%	5–50%
Fixed-Income	73%	50–95%

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. We may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments.

We typically use derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes. We may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance, and our efforts to diversify risk through the use of leverage and allocation decisions may not be successful. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

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The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The novel coronavirus (COVID-19) pandemic and efforts to contain its spread are likely to negatively affect the value, volatility, and liquidity of the securities and other assets in which the fund invests and exacerbate other risks that apply to the fund. These effects could negatively impact the fund’s performance and lead to losses on your investment in the fund. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. In addition, small and midsize companies, at times, may not perform as well as stocks of larger companies or the stock market in general, and may be out of favor with investors for varying periods of time.

Bond investments are subject to interest rate risk, which is the risk that the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment grade bonds (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation), and may be or become illiquid.

Our use of derivatives may increase the risk of investing in the fund by increasing investment exposure (which may be considered leverage and magnify or otherwise increase investment losses to the fund) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference

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asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

Certain accounts or affiliates of Putnam Management, including other funds advised by Putnam Management or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class P shares before sales charges

Year-to-date performance through 9/30/23	2.79%
Best calendar quarter Q2 2020	7.11%
Worst calendar quarter Q2 2022	–8.14%

Average annual total returns after sales charges (for periods ended 12/31/22)

Share class	1 year	Since inception (12/31/19)
Class A before taxes[a]	–17.12%	–2.47%
Class C before taxes[b]	–15.14%	–1.90%
Class P before taxes	–12.36%	0.33%
Class P after taxes on distributions	–12.76%	–0.57%
Class P after taxes on distributions and sale of fund shares	–7.12%	–0.01%
Class R before taxes[b]	–13.81%	–1.36%
Class R5 before taxes[c]	–13.42%	–0.91%
Class R6 before taxes[c]	–13.34%	–0.81%
Class Y before taxes[c]	–13.42%	–0.88%
Putnam Multi-Asset Income Blended Benchmark[d] (no deduction for fees, expenses or taxes)	–12.96%	0.38%
[a]	Performance for class A shares prior to their inception on February 10, 2023 is derived from the historical performance of class P shares, adjusted for the sales charge and higher 12b-1 fees and investor servicing fees applicable to class A shares.
[b]	Performance for class C and class R shares prior to their inception on February 10, 2023 is derived from the historical performance of class P shares, adjusted for the higher 12b-1 fees and investor servicing fees applicable to class C and class R shares.
[c]	Performance for classes R5, R6, and Y shares prior to their inception on February 10, 2023 is derived from the historical performance of class P shares, adjusted for the higher investor servicing fees applicable to class R5, class R6 and class Y shares.
[d]	The Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index†, 22.5% of which is the Russell 3000® Index, 18% of which is the JPMorgan Developed High Yield Index, and 4.5% of which is the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark was comprised as follows: 55% Bloomberg U.S. Aggregate Bond Index†, 21% Russell 3000® Index, 14% JPMorgan Developed High Yield Index, 6% ICE BofA U.S. Treasury Bill Index, and 4% MSCI EAFE Index (ND). The benchmark composition was changed because, in Putnam Investment Management, LLC’s opinion, the new composition more accurately reflects the fund’s allocation investment approach.
All Bloomberg indices are provided by Bloomberg Index Services Limited.
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BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
All MSCI benchmarks are provided by MSCI.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.
After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Brett Goldstein
Co-Chief Investment Officer, Global
Asset Allocation, portfolio manager of
the fund since 2019

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2021

James Fetch
Head of Portfolio Construction,
portfolio manager of the fund
since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

*	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.
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On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), including your fund, would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which were, or will be, presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investments, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at putnam.com. Some restrictions may apply.

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Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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